UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2003

AsiaInfo Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15713	752506390
(State or other jurisdiction of incorporation)	(Commission File Number	(I.R.S. Employer Identification No.)

4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street

Haidian District, Beijing 100086, China

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +8610 6250 1658

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

Investment Community Day

On October 22, 2003, AsiaInfo Holdings, Inc. (the “Company”) held an investment community day at its headquarters in Beijing, China. A copy of the slides from the presentations delivered at that event are furnished herewith as Exhibit 99(a).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo Holdings, Inc.

Date: October 22, 2003	By:	/s/ Ying Han
Name: Ying Han
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99(a)	Slides from Presentations at the Company’s Investment Community Day